90503-P1 01/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JANUARY 16, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MAY 1, 2025, OF

BRANDYWINEGLOBAL – GLOBAL OPPORTUNITIES BOND FUND (THE “FUND”)

I.	Effective January 16, 2026, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

a.	The section titled “Principal investment strategies” in the Fund’s Summary Prospectus and Prospectus is replaced with the following:

Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index will be considered a developed country. The fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). The portfolio managers intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The fund’s investments typically include securities of sovereign governments and supranational organizations. The fund may invest up to 25% of its net assets in convertible debt securities.

From time to time, the fund maintains extensive positions in currency related derivative instruments, including currency forwards. These positions may be used to gain indirect exposure to sovereign government bonds or for other reasons. These positions may represent a large component of the fund’s assets, and exposure to any single currency may be sizeable.

In addition, the fund may invest in bond futures, interest rate futures, swaps (including interest rate and total return swaps), credit default swaps (including buying and selling credit default swaps), and options. The fund may use derivatives, including currency forwards, to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or to obtain net long or net short exposure to selected interest rates, countries, durations or credit risks. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. Certain types of derivatives have a leverage-like effect on the portfolio, in that they require a relatively small premium or margin payment in relation to the size of the investment exposure the fund acquires. Although the portfolio managers have the flexibility to use derivative instruments for hedging purposes, they may choose not to for a variety of reasons, even under very volatile market conditions. The fund’s investments in derivatives and other synthetic instruments that the subadviser believes have economic characteristics or provide investment exposure to one or more of the market risk factors associated with investments similar to those securities described in the fund’s 80% investment policy will be counted towards satisfaction of that investment policy.

The fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries.

Although the fund invests primarily in issuers in developed market countries as defined above, the fund may also invest in issuers in emerging market countries, and some of the countries that the fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.

The fund may invest in securities of any maturity. The weighted average effective duration of the fund’s portfolio,

including derivatives, is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the portfolio managers’ view of the prospects for lower interest rates and the potential for capital gains.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

b.	The section titled “Principal risks—Currency derivatives risk” in the Fund’s Summary Prospectus and Prospectus is replaced with the following:

Currency derivatives risk. The fund’s use of currency futures, forwards or options, whether for hedging or speculative purposes (including when used as a substitute for investment in securities), may increase the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as the portfolio managers expect. Currency derivatives involve similar risks as other derivatives, including credit, counterparty, leverage and illiquidity risk. In addition, currency derivative strategies, to the extent that they reduce the fund’s exposure to currency risks, also reduce the fund’s ability to benefit from favorable changes in currency exchange rates. Using currency derivative strategies for purposes other than hedging further increases the fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly and unexpectedly, and can reduce returns. There may not always be suitable currency hedging instruments available, and even when available, the portfolio managers may determine not to hedge the fund’s currency risks.

II.	Effective January 16, 2026, the following information is added to the section titled “Investment Practices and Risk Factors—Foreign Securities” in the Fund’s SAI:

Investing in Japan

Investing in Japan may involve risks not typically associated with other markets. Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. As an island state with few natural resources and limited land area, Japan is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has experienced periods of political change, and future political developments may lead to changes in policy that might adversely affect the Fund’s investments. Japan’s relations with its neighbors, particularly China, North Korea, South Korea, and Russia, have at times been strained due to territorial disputes, historical animosities, and defense concerns. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including challenges associated with a prolonged low interest rate environment, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Natural Disaster Risk. Japan has experienced earthquakes, tidal waves and tsunamis of varying degrees of severity, including the earthquake and tsunami that caused a nuclear power plant catastrophe in 2011. The risks of such phenomena continue to exist and could have a severe and negative impact on the Fund’s holdings in Japanese securities.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Please retain this supplement for future reference.

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